Supplement to
Fidelity® Variable Insurance Products
Initial Class
April 30, 2003
Prospectus

The following information supplements the information found on the back cover of the prospectus.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow us to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and TIN and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as driver's licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help us identify the entity.

The following information supplements the information found in the "Buying and Selling Shares" section beginning on page 18.

Under applicable anti-money laundering regulations and other federal regulations, orders to purchase shares may be suspended, restricted or cancelled and the proceeds may be withheld.

Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, cancelled or processed and the proceeds may be withheld.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

VIPFCI-04-01 January 23, 2004
1.765122.110

The following information replaces similar information for VIP Consumer Industries Portfolio found in the "Fund Management" section on page 19.

Joshua Spencer is manager of VIP Consumer Industries Portfolio, which he has managed since January 2004. Mr. Spencer joined Fidelity Investments as a research analyst in 2000, after receiving an MBA from the University of Chicago. Previously, Mr. Spencer was a senior associate with ICF Kaiser Consulting Group, a consulting and engineering firm in Fairfax, Virginia from, 1996 to 1998.

The following information replaces similar information for VIP Telecommunications & Utilities Growth Portfolio found in the "Fund Management" section on page 19.

Brian Younger is manager of VIP Telecommunications & Utilities Growth Portfolio, which he has managed since May 2003. He also manages other Fidelity funds. Since joining Fidelity Investments in June 1995, Mr. Younger has worked as a research analyst and manager.